Exhibit 99.1

BLACK SPADE ACQUISITION CO

PRO FORMA BALANCE SHEET

	Actual as of July 20, 2021	Pro Forma Adjustments		As Adjusted
		(Unaudited)		(Unaudited)
ASSETS
Current assets:
Cash	$3,180,960	$(70,000)	(2)	$2,730,960
		(380,000)	(3)
Prepaid expenses	26,800	—		26,800

Total current assets	3,207,760	450,000		2,757,760
Cash held in Trust Account	150,000,000	19,000,000	(1)	169,000,000

Total Assets	$153,207,760	$18,550,000		$171,757,760

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued offering costs	$6,811	$—		$6,811
Accrued offering costs	460,988	—		460,988
Note payable - Sponsor	450,000	(70,000)	(2)	—
		(380,000)	(5)

Total current liabilities	917,799	(450,000)		467,799
Deferred underwriting commissions	5,250,000	665,000	(3)	5,915,000
Derivative warrant liabilities	19,035,000	1,875,300	(5,7)	20,910,300

Total liabilities	25,202,799	2,090,300		27,293,099

COMMITMENTS AND CONTINGENCIES
Class A common stock subject to possible redemption; 12,300,496 and 13,911,921 shares (at $10.00 per share), actual and adjusted	123,004,960	16,459,700	(8)	139,464,660

Stockholders’ Equity:
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—		—
Class A common stock, $0.0001 par value, 100,000,000 shares authorized, 2,699,504 and 2,988,079 shares issued and outstanding (excluding 12,300,496 and 13,911,921 shares subject to possible redemption), actual and adjusted	270	190	(1)	295
		(165)	(8)
Class B common stock, $0.0001 par value, 10,000,000 shares authorized, 4,312,500 and 4,225,000 shares issued and outstanding, actual and adjusted (1)(2)	431	(9)	(4)	422
Additional paid-in capital	8,147,737	18,999,810	(1)	8,379,719
		(1,045,000)	(3)
		9	(4)
		76,198	(6)
		(1,339,500)	(7)
		(16,459,535)	(8)
Accumulated deficit	(3,148,437)	(155,800)	(5)	(3,380,435)
		(76,198)	(6)

Total Stockholders’ Equity	5,000,001	—		5,000,001

Total Liabilities and Shareholders’ Equity	$153,207,760	$18,550,000		$171,757,760

(1)	Includes up to 562,500 shares subject to forfeiture as a result of the underwriters’ election to partially exercise their over-allotment option.
(2)	Includes up to 87,500 shares subject to forfeiture as a result of the underwriters’ election to partially exercise their over-allotment option.

BLACK SPADE ACQUISITION CO

Note to Pro Forma Financial Statement

(unaudited)

NOTE 1 - CLOSING OF OVERALLOTMENT OPTION AND ADDITIONAL PRIVATE PLACEMENT

The accompanying unaudited Pro Forma Financial Statement presents the Balance Sheet of Black Spade Acquisition Co (the “Company”) as of July 20, 2021, adjusted for the closing of the underwriters’ overallotment option and related transactions which occurred on August 3, 2021 as described below.

In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 2,250,000 additional units to cover over-allotments (the “Option Units”), if any. On August 3, 2021, the underwriters purchased an additional 1,900,000 Option Units pursuant to the partial exercise of the Over-Allotment Option. The Option Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $19,000,000.

Also in connection with the partial exercise of the Over-Allotment Option, the Sponsor purchased an additional 380,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant (the “Additional Private Placement Warrants”), generating additional gross proceeds to the Company of $380,000. As a result of the underwriters’ election to partially exercise their overallotment option, 475,000 Founder Shares are no longer subject to forfeiture.

Pro forma adjustments to reflect the exercise of the underwriters’ overallotment option are as follows:

	Pro forma entry
1.	Cash held in Trust Account	19,000,000
	Class A ordinary shares		190
	Additional paid-in capital		18,999,810
	To record sale of 1,900,000 Overallotment Units at $10.00 per Unit.

2	Related party payable	70,000
	Cash		70,000
	To record payment for overfunding of overallotment commissions.

3.	Additional paid-in capital	380,000
	Cash		380,000
	Additional paid-in capital	665,000
	Deferred underwriting compensation		665,000
	To record payment of cash & deferred underwriting fee on overallotment option.

4.	Class B ordinary shares	9
	Additional paid-in capital		9
	To record forfeiture of 87,500 Class B ordinary shares.

5.	Related party payable	380,000
	Change in fair value of warrant liability	155,800
	Derivative warrant liabilities		535,800
	To record private warrant liability and proceeds from Private Placement Warrants.

6.	Accumulated deficit	76,198
	Additional paid-in capital		76,198
	To record private warrant liability and proceeds from Private Placement Warrants.

7.	Additional paid-in capital	1,339,500
	Derivative warrant liabilities		1,339,500
	To record fair value of public warrant liability upon close of overallotment exercise.

8.	Class A ordinary shares	16,459,535
	Additional paid-in capital	165
	Class A ordinary shares subject to redemption		16,459,700
	To restore total equity above $5,000,001.

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